ibbotson ETF| allocation series

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

SUPPLEMENT DATED MARCH 6, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 6, 2007

As of November 29, 2007, Robert E. Lee resigned from his positions as Trustee of the Financial Investors Variable Insurance Trust (the “Trust”), as a member of each committee of the Trust on which he served, and as Chairman of the Audit Committee.  On February 22, 2008, John J. Linnehan was appointed as Trustee of the Trust, as a member of the Audit Committee, and as Chairman of the Audit Committee, and was designated as an “audit committee financial expert.”

The following information amends the information found in the Independent Trustee table on page 15.

The biographical information about Mr. Lee is hereby deleted and the following information about Mr. Linnehan is inserted in its place:

INDEPENDENT TRUSTEES

Name, Address, and Age	Position with the Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held By Trustee
John J. Linnehan (44)	Trustee	Since February 22, 2008	Mr. Linnehan is President of ChannelMining Solutions, Inc. since June 2001 and Treasurer of American SCORES, NE. since January 2007. Mr. Linnehan was a Senior Vice President at Pioneer Investments from November 1992 to June 2001.	5	None

The following information amends the information found in the Standing Board Committees section on page 17.

Members of the Audit Committee are currently Ms. Anstine and Messrs. Bathon, Linnehan (Chairman), and Swanson.  Mr. Linnehan is an “audit committee financial expert.”

Mr. Lee no longer serves on the Nominating and Governance Committee.